EXHIBIT 32.1

CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Nicholas Tintor, Chief Executive Officer of Nord Resources Corporation (the “Company”), and John T. Perry, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the Annual Report on Form 10-KSB of Nord Resources Corporation for the year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of the Company.

Date: March 28, 2006

/s/ Nicholas Tintor
Nicholas Tintor
President and Chief Executive Officer

/s/ John T. Perry
John T. Perry
Senior Vice President, Chief Financial Officer,
Secretary and Treasurer